Income Taxes	12 Months Ended
Dec. 31, 2017
Income Taxes

15. INCOME TAXES

The components of income tax expense are as follows:

	Year Ended December 31
	2015	2016	2017
	US$	US$	US$
Current	17,338	31,063	23,465
Deferred	911	(3,373)	581

Income tax expense	18,249	27,690	24,046

The income (loss) before income taxes for domestic and foreign entities is as follows:

	Year Ended December 31
	2015	2016	2017
	US$	US$	US$
Domestic	(12,037)	(20,663)	(27,902)
Foreign	90,537	159,293	126,903

	78,500	138,630	99,001

Since the Company is based in the Cayman Islands, a British overseas territory with no corporate income tax, tax on pretax income is calculated at the Cayman Islands statutory rate of zero for each year.

The Company and its subsidiaries file separate income tax returns. A reconciliation of income tax expense on pretax income at statutory rate and income tax expense is shown below:

	Year Ended December 31
	2015	2016	2017
	US$	US$	US$
Tax expense at statutory rate of Cayman	—	—	—
Differences between Cayman and foreign statutory tax rates	18,765	34,415	24,255
Tax-exempt income	(906)	(4,648)	—
Permanent differences	(1,065)	(7,792)	(4,249)
Temporary differences	(330)	(1,533)	(1,445)
Alternative minimum tax	4	594	4
Income tax (10%) on undistributed earnings	2,460	5,677	2,709
Net changes in income tax credit	(897)	(495)	166
Net changes in valuation allowance of deferred income tax assets	1,621	1,724	(2,401)
Net operating loss carryforwards	(2,052)	(1,689)	1,492
Liabilities related to unrealized tax benefits	672	2,385	3,455
Adjustment of prior years’ taxes and others	(23)	(948)	60

Income tax expense	18,249	27,690	24,046

Deferred income tax assets (liabilities) are as follows:

	December 31
	2016	2017
	US$	US$
Notes and accounts receivable	44	44
Stock-based compensation	1,146	771
Allowance for sales return	205	154
Inventory reserve	1,646	1,311
Foreign currency translation	2	(5)
Property and equipment	383	168
Investment tax credits	8,647	9,078
Net operating loss carryforwards	12,335	10,391
Others	411	562
Valuation allowance	(20,836)	(19,072)

	3,983	3,402

The valuation allowance shown in the table above relates to net operating loss carryforwards, tax credits and temporary differences for which the Company believes that realization is uncertain. Valuation allowance increased by US$2,253 thousand and US$1,792 thousand for the years ended December 31, 2015 and 2016, respectively, and decreased by US$1,764 thousand for the year ended December 31, 2017. The increase in valuation allowance in 2015, and 2016 was primarily due to uncertainty in generating sufficient taxable income in the foreseeable future and utilizing operating loss carryforwards and research and development credits before they expire. The decrease in valuation allowance in 2017 was primarily due to the lower Federal corporate income tax rate that followed the enactment of the Tax Cuts and Jobs Act of 2017.

Starting from 2018, the corporate income tax rate in Taiwan increased from 17% to 20%. In addition, the rate of the corporate surtax applicable to 2018 unappropriated earnings was reduced from 10% to 5%. Deferred tax assets recognized as at December 31, 2017 are expected to be adjusted and would increase by US$529 thousand in 2018.

As of December 31, 2017, FCI had unused research and development tax credits of approximately US$4,546 thousand which will expire in the period from 2018 to 2022.

As of December 31, 2017, the Company’s United States federal net operating loss carryforwards for federal income tax purposes were approximately US$9,760 thousand. If not utilized, the federal net operating loss carryforwards will expire in 2037.

As of December 31, 2017, the Company’s United States federal and state research and development tax credit carryforwards for federal and state income tax purposes were approximately US$2,601 thousand and US$1,785 thousand, respectively. If not utilized, the federal tax credit carryforwards will expire starting in 2037 while the state tax credit carryforward has no expiration date.

Current United States federal and California state laws include substantial restrictions on the utilization of net operating losses and credits in the event of an “ownership change” of a corporation. Accordingly, the Company’s ability to utilize net operating loss and tax credit carryforwards may be limited as a result of such “ownership change”. Such a limitation could result in the expiration of carryforwards before they are utilized.

As of December 31, 2017, the Company had accumulated undistributed earnings from a foreign subsidiary of US$325 million. No deferred tax liability was recorded in respect of those amounts as these earnings are considered indefinitely reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liabilities for these undistributed foreign earnings.

Unrecognized Tax Benefit

A reconciliation of the beginning and ending balances of the total amounts of unrecognized tax benefits is as follows:

	Year Ended December 31
	2015	2016	2017
	US$	US$	US$
Balance, beginning of year	4,655	5,639	10,286
Increases in tax positions taken in current year	2,337	4,675	6,647
Decrease in tax position taken in prior year primarily related to the resolution of tax audit	(1,353)	(28)	(1,877)

Balance, end of year	5,639	10,286	15,056

At December 31, 2017, the Company had US$15,056 thousand of unrecognized tax benefits that if recognized would affect the effective tax rate. For the years ended December 31, 2015, 2016 and 2017, the total amount of interest expense and penalties related to uncertain tax positions recorded in the provision for income tax expense was approximately US$363 thousand, US$575 thousand and US$617 thousand, respectively. The total amount of accrued interest and penalties recognized as of December 31, 2016 and 2017 was US$2,587 thousand and US$3,421 thousand, respectively. The Company does not expect uncertain tax positions to change in the next twelve months, except in the case of settlements with tax authorities, the likelihood and timing of which are difficult to estimate.

The Company files income tax returns in United States and foreign jurisdictions. The following table summarizes the Company’s major jurisdictions and tax year that remain subject to examination by tax authorities as of December 31, 2017:

Tax Jurisdiction	Tax Years
China	2014 and onward
Hong Kong	2014 and onward
Taiwan	2012 and onward
Korea	2012 and onward
United States	2012 onward